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                                                                    EXHIBIT 10.3


                             REGISTRATION AGREEMENT

         THIS AGREEMENT is made as of April 18, 1997, by and among Kerr Group, Inc., a Delaware corporation (the "Company"), and Madeleine L.L.C., a New York limited liability company (the "Purchaser"), and each other Person who becomes a party to this Agreement after the date hereof pursuant to Section 3.5 below. Certain capitalized terms used herein are defined in Section 2 below.

         WHEREAS, the Purchaser is the holder of Warrants issued by the Company in connection with the revolving credit facility provided to the Company of up to $8,500,000 pursuant to the terms and provisions of the Loan and Security Agreement, dated as of the date hereof, by and among the Company and the Purchaser; and

         WHEREAS, the Company presently has each of its shares of Common Stock and its $1.70 Class B Cumulative Convertible Preferred Stock, Series D, registered under the Exchange Act and listed on the New York Stock Exchange;

         WHEREAS, in connection with the purchase of such Warrants, the Company has agreed to provide for the registration of certain of its securities under the Securities Act;

         WHEREAS, the registration of such securities may permit the delayed or continuous offering of the Registrable Securities of the Company;

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1.   Registration under Securities Act, etc.

         1.1. Registration on Request.

         (a) Request. Upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, which method may include a delayed or continuous offering pursuant to Rule 415, the Company will, subject to the terms of this Agreement, promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its reasonable best efforts to effect the registration under the Securities Act of:
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              (i)   the Registrable Securities which the Company has been so
         requested to register by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request,

              (ii) all other Registrable Securities the holder of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company, and

              (iii) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Section 1.1 ("Additional Registrable Shares"), all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the Additional Registrable Shares, if any, so to be registered.

         (b) Registration Statement Form. Registrations under this Section 1.1 shall be on such appropriate registration form of the Commission (i) as shall be selected by the Company and reasonably acceptable to the holders of more than 50% (by number of shares) of the Registrable Securities so to be registered (excluding the Additional Registrable Shares, if any) and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the request for such registration by such Initiating Holders. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request.

         (c) Expenses. The Company shall pay all Registration Expenses in connection with any registration requested pursuant to this Section 1.1 by any Initiating Holders of Registrable Securities. The discounts and commissions of the underwriters or agents and transfer taxes, if any, in connection with such registration requested under this Section 1.1 shall be allocated pro rata among all Persons on whose behalf securities of the Company are included in such registration, on the basis of the respective amounts of the securities offered and sold on their behalf.

         (d) Effective Registration Statement. A registration requested pursuant to this Section 1.1 shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective, provided that a registration statement which does not become effective after the Company has filed such registration statement with respect thereto solely by reason of the unreasonable refusal to proceed of the Initiating Holders (which may be based upon the advice of counsel) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration statement becomes subject to any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason, or (iii) the conditions to closing specified in the Offering Agreement entered into in

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    connection with such registration are not satisfied, other than by reason of some unreasonable act or omission by such Initiating Holders.

         (e) Selection of Underwriters or Agents. If a requested registration pursuant to this Section 1.1 involves an Offering, the managing or lead underwriter(s) or agent(s) thereof shall be selected by the holders of at least a majority (by number of shares) of the Registrable Securities as to which registration has been requested (other than Additional Registrable Shares, if any) subject to prior approval of the Company, which such approval shall not unreasonably withheld.

         (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 1.1 involves an Offering, and the managing underwriter or agent advises the Company in writing (an "Underwriter's Letter"), with a copy to each holder of Registrable Securities requesting registration, that, in its opinion, the number of securities to be included in such Offering (including securities of the Company which are not Registrable Securities) exceeds the number which may reasonably be expected to be sold in such Offering within a price range that such managing underwriter or agent believes is acceptable to the holders of a majority of the Registrable Securities (other than Additional Registrable Shares, if any) to be included in such Offering (such Underwriter's Letter to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect, the "Marketable Amount"), then the Company may, upon written notice to all holders of such Registrable Securities, reduce the number of Registrable Securities to be included in such Offering to the number equal to the Marketable Amount in the following order of priority: (i) first, the securities of the Company which are proposed to be included in the Offering which are not Registrable Securities, then (ii) the securities the Company proposes to sell which are proposed to be included in such Offerings; then (iii) pro rata among the holders of Registrable Securities requesting such registration on the basis of the number of such securities requested to be included by such holders. No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         (g) Postponement of a Requested Registration. The Company shall be entitled to postpone the filing of a registration requested pursuant to this
    Section 1.1 for a period of time of up to ninety (90) days after the receipt of a written request by a Initiating Holder if the filing of a registration statement would require (i) the disclosure therein, pursuant to the Securities Act, of previously undisclosed, material pending corporate development or undertaking, such as an acquisition or a financing, which, in the good faith determination of the Board of Directors of the Company, would be materially and adversely affected by such disclosure or (ii) any special audit or the acceleration of any annual audit of the financial statements of the Company or any subsidiary (or any company proposed to be acquired by the Company); provided that if such disclosure or such financial statements are required by the Exchange Act, the Company shall not be entitled to so postpone the filing of such registration statement,

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    and provided, further, that the Company shall be entitled to so postpone a registration statement only once during any one-hundred and eighty (180) day period.

         (h) Limitations. Notwithstanding any provision of this Section 1.1 to the contrary, the Company shall not be obligated to effect, or take any action to effect, any such registration pursuant to this Section 1.1:

         (x) In any particular jurisdiction in which the Company would be required in execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act or applicable rules or regulations thereunder; or

         (y) After the Company has effected three (3) such registrations pursuant to this Section 1.1 and such registrations have been declared or ordered effective and the sales of such Registrable Securities shall have closed.

         1.2. Incidental Registration.

         (a) Right to Include Registrable Securities. If the Company at any time proposes to register any of its equity securities under the Securities Act (other than by a registration of Form S-4 or S-8 or any successor or similar forms and other than pursuant to Section 1.1), whether or not for sale for its own account, it will each such time give prompt written notice (in any event such notice shall be provided at least 45 days prior to the filing of such registration statement) to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 1.2. Upon the written request of any such holder made within 30 days after the receipt of any such notice, the Company will, subject to the terms of this Agreement, use its reasonable best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Section 1.1, and
    (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the

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    same period as the delay in registering such other securities. Any registration effected under this Section 1.2 shall not relieve the Company of its obligation to effect any registration upon request under Section 1.1 nor shall any such registration hereunder be deemed to have been effected pursuant to Section 1.1. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 1.2.

         (b) Priority in Incidental Registrations. If (i) a registration pursuant to this Section 1.2 involves an Offering of the securities so being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters or agents of recognized standing under underwriting terms appropriate for such a transaction, (ii) the Registrable Securities so requested to be registered for sale for the account of holders of Registrable Securities are not also to be included in such Offering (either because the Company has not been requested so to include such Registrable Securities pursuant to Section 1.4(b) or, if requested to do so, is not obligated to do so under Section 1.4(b)), and
    (iii) the managing underwriter or agent of such Offering shall provide the Company (with a copy to each of the holders of the Registrable Securities requesting such registration) with an Underwriter's Letter, then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities the registration of which shall have been requested by each holder of Registrable Securities such that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the Marketable Amount, provided, that in such event, each holder shall have an option, exercisable by written notice to the Company with 30 days after such holder has received the Underwriter's Letter, to not participate in such Offering and withdraw its request provided under Section 1.2(a). No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration.

         1.3 Registration Procedures. If and whenever (a) the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Sections 1.1 and
1.2 or (b) there is a Requesting Holder in connection with any other proposed registration by the Company under the Securities Act, the Company shall, as expeditiously as possible:

             (i) prepare and (within 90 days after the end of the period within which requests for registration may be given to the Company or in any event as soon thereafter as possible) (in the case of a registration pursuant to Section 1.1, such filing to be made within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon thereafter as possible) file with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act (subject to Section 1.1(g)) and thereafter use its reasonable best efforts to cause such registration statement to become and remain effective

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         in compliance with the provisions of the Securities Act, provided, that the Company may discontinue any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 1.2(a), its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto;

             (ii) prepare and file with the Commission such amendments and supplements (including, without limitation, any document incorporated by reference or deemed to be incorporated by reference therein) to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of (a) such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and (b) 120 days from the effective date of such registration statement;

             (iii) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder and each underwriter or agent, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and, upon request, all schedules, appendixes and exhibits to any agreement or document included in any such exhibit), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus (or supplement thereto) and any summary prospectus) and any other prospectus (or supplement thereto) filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller and underwriter or agent, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller;

             (iv) use its reasonable best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities laws or blue sky laws of such jurisdictions as any seller thereof and any underwriter or agent of the securities being sold by such seller and any Requesting Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter or agent to consummate the disposition in such jurisdictions of the securities owned by such seller, provided that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it

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         would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

             (v) use its reasonable best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

             (vi) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller, such Requesting Holder and the underwriters or agents, if any of

                  (x) in the case of an underwritten offering, an opinion of counsel for the Company, dated the Offering Date, substantially in the form delivered to the underwriter, and

                  (y) to the full extent permitted under the prevailing accounting or auditing standards, a "comfort" letter (or, in the case of such Person which does not satisfy the conditions for receipt of a "comfort" letter specified in Statement on Auditing Standards ("SAS") No. 72 (or any similar pronouncement), an "agreed upon procedures" letter specified in SAS No. 75 (or any similar pronouncement) and interim report specified in SAS No. 71 (or any similar pronouncement), in each case, dated the Offering Date, signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, covering substantially the same matters with respect to such registration statement (and the prospectus (as amended and supplement) included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, (if applicable) such other legal matters, as such seller or such Requesting Holder (or the lead or managing underwriters or agents, if any) may reasonably request;

                  (vii) notify the holders of Registrable Securities and the lead or managing underwriter(s) or agent(s), if any, promptly and confirm such advice in writing promptly thereafter:

                  (v) when the registration statement, the prospectus or any prospectus supplement related thereto or amendment to the registration statement has been filed, and, with respect to the registration statement

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             or any post-effective amendment thereto, when the same has become effective;

                    (w) of any comments by the Commission or any request by the
             Commission for amendments or supplements to the registration statement or the prospectus (or any supplement thereto) or for additional information;

                    (x) of the issuance by the Commission of any stop order
             suspending the effectiveness of the registration statement or the initiation or contemplation of any proceedings by any Person for that purpose;

                    (y) if at any time the representations and warranties of the
             Company made as contemplated by Section 1.4 cease to be true and correct in any material respect; and

                    (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the U.S. or applicable foreign securities or blue sky laws of any jurisdiction or the initiation or threat of any proceeding for such purpose;

             (viii) notify each seller of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, immediately upon the happening of any event as a result of which, the prospectus (including any amendment or supplement thereto) included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statement therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller or Requesting Holder promptly prepare and furnish to such seller or Requesting Holder and each underwriter or agent, if any, a reasonable number of copies of a supplement to, or an amendment of, such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

             (ix) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions

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         of Section 11(a) of the Securities Act and Rule 158 thereunder, and will furnish to each such seller and each Requesting Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act;

             (x) make available for inspection by a representative or representatives of the holders of Registrable Securities, each such representative representing the holders of not less than a majority of the Registrable Securities included in the registration, any underwriter or agent participating in any disposition pursuant to the registration statement and any attorney or accountant retained by such selling holders or underwriter or agent (each, an "Inspector"), all financial and other records, pertinent corporate documents and properties of the Company (the "Records"), and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connection with such registration in order to permit a reasonable investigation within the meaning of
         Section 11 of the Securities Act;

             (xi) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration statement;

             (xii) enter into such customary agreements and take such other customary actions as sellers of such Registrable Securities holding more than 50% of the shares so to be sold shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities; and

             (xiii) use its reasonable best efforts to list all Registrable Securities covered by such registration statement on any securities exchange on which any of the securities of the same class as the Registrable Securities are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its reasonable best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD.

         As a condition to its obligations hereunder, the Company may require each seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information necessary for compliance with Regulation S-K under the Securities

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Act regarding such seller, the Registrable Securities of such seller and the distribution of such securities as the Company may reasonably request in writing.

         Each holder of Registrable Securities hereby agrees that, upon receipt of any notice from the Company of the occurrence of any event of the kind described in subdivision (viii) of this Section 1.3, such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (viii) of this Section 1.3 and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         1.4. Offerings.

         (a) Requested Offerings. If requested by the underwriters or agents for any Offering by holders of Registrable Securities pursuant to a registration requested under Section 1.1, the Company will enter into an underwriting agreement or similar agreement, e.g., distribution or selling agency agreement (each, an "Offering Agreement") with such underwriters or agents for such Offering, such agreement to be reasonably satisfactory in substance and form to the Company, each such holder and the underwriters or agents, and to contain such representations and warranties by the Company and such other terms and provisions as are generally prevailing in agreements of this type, including, without limitations, indemnities to the effect and to the extent provided in Section 1.7. The holders of the Registrable Securities will cooperate in good faith with the Company in the negotiation of the Offering Agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof, provided that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters or agents shall be parties to such Offering Agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters or agents shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters or agents under such Offering Agreement be conditions precedent to the obligations of such holders of Registrable Securities.

         (b) Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 1.2 and such securities are to be distributed by or through one or more underwriters or agents, the Company will, if requested by any holder of Registrable Securities as provided in Section 1.2 and subject to the provisions of Section 1.2(b), use its reasonable best efforts to arrange for such underwriters or agents to include all the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters or agents.

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         (c) Holdback Agreements.

             (i) Each holder of Registrable Securities agrees, if so required by the managing underwriter or agent, not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of any equity securities of the Company, during a period of 30 days after the Offering Date of any Offering, except as part of such Offering. Notwithstanding the foregoing sentence, each holder of Registrable Securities subject to the foregoing sentence shall be entitled to sell during the foregoing period securities in a sale exempt from registration under the provisions of the Securities Act.

             (ii) The Company agrees (x) not to sell, make any short sale of, loan, grant any option for the purchase of, effect any public sale or distribution of or otherwise dispose of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after the Offering Date of any Offering pursuant to Section 1.1 or 1.2, except as part of such registration and except pursuant to registrations on Form S-4, S-8 or any successor or similar forms thereto, and (y) to cause each holder of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case purchased directly from the Company at any time after the date of this Agreement (other than in a public offering, including an offering registered on Form S-8) to agree not to sell, make any short sale of, loan, grant any option for the purchase of, effect any such public sale or distribution of or otherwise dispose of such securities during such period except as part of such registration.

         (d) Participation in Offerings. No Person may participate in any Offering hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any Offering Agreements approved, subject to the terms and conditions hereof, by the Company and the holders of a majority of Registrable Securities to be included in such Offering and
    (ii) completes and executes all questionnaires, indemnities, Offering Agreements and other documents (other than powers of attorney) required under the terms of such Offering Agreements.

         1.5 Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters or agents, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its directors, officers, legal counsel and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of such holders' and such underwriters' or agents' respective counsel, to conduct a "reasonable investigation" within the meaning of Section 11 of the Securities Act.

         1.6. Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act (other than by a registration on Form S-8, S-4 or any successor form), unless it shall first have given to each holder of Registrable Securities at the time outstanding (other than any such Person who acquired all such securities held by such Person in a public offering registered under the Securities Act or as the direct or indirect transferee of shares initially issued in such an offering), at least 30 days prior written notice thereof. Any such Person who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in Sections 1.3, 1.5 and 1.7. In addition, if any such registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require therein language, in form and substance reasonably satisfactory to such holder, relating to such holder to the extent that such reference to such holder by name or otherwise is not required by the Securities Act, the limitation or deletion of the reference to such holder to such extent.

         1.7. Indemnification.

         (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless in the case of any registration statement filed pursuant to Section 1.1 or 1.2, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director of officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending (or preparing to investigate and defend) any such loss, claim, liability, action or proceeding, provided that the Company shall not be liable to any such Person in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such holder or Requesting Holder, as the case may be, specifically stating that it is for use in the preparation thereof.

         (b) Indemnification by the Sellers. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.3, that the Company shall have received an undertaking substantially in the form of Section 1.7(a) from the prospective seller of such Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this Section 1.7) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Any such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.7, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.7, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability , or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 1.7 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any Federal or state law or regulation of any governmental authority, other than the Securities Act.

         (e) Indemnification Payments. The indemnification required by this
    Section 1.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, in any event, not later than 10 days after such amount is requested by the indemnified party.

         (f) Contribution. If the indemnification provided for in the preceding subdivisions of this Section 1.7 is unavailable to an indemnified party in respect of any expense, loss, claim, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability referred to therein, then each indemnifying party,. in lieu of indemnifying such indemnifying party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, claim, damage or liability (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other form the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
    (i) above but also the relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other in connection with the statement or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the holder or underwriter, as the case may be, on the other in connection with the distribution of the Registrable Securities shall be deemed to be in the same proportion as the total net proceeds received by the Company from the initial sale of the Registrable Securities by the Company to the purchasers pursuant to the Offering Agreement bear to the gain, if any, realized by the selling holder or the underwriting discounts and commissions received by the underwriter, as the case may be. The relative fault of the Company on the one hand and of the holder or underwriter, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company, by the holder or by the underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, provided that the foregoing contribution agreement shall not inure to the benefit of any indemnified party if indemnification would be unavailable to such indemnified party by reason of the provisions contained in the first sentence of subdivision (a) of this Section 1.7, and in no event shall the obligation of any indemnifying party to contribute under this subdivision (f) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subdivisions (a) or (b) of this Section 1.7 had been available under the circumstances.

         The Company and the holders of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subdivision
    (f) were determined by pro rata allocation (even if the holders, Requesting Holders and any underwriters or agents were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence and subdivision (c) of this Section 1.7, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

         Notwithstanding the provisions of this subdivision (f), no holder of Registrable Securities or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any such holder, the net proceeds received by such holder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (g) The foregoing indemnity agreement of the Company is subject to the condition that, insofar as it relates to any loss, claim, liability or damage made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time the registration statement in question becomes effective or the amended prospectus filed with the Commission pursuant to Commission Rule 424(b) (the "Final Prospectus"), such indemnity or contribution agreement shall not inure to the benefit of any underwriter or holder of Registrable Securities if a copy of the Final Prospectus was furnished to the underwriter or such holder and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

         2. Certain Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

         Affiliates: Shall have the meaning ascribed thereto by the Securities Act.

         Commission: The Securities and Exchange Commission (or, as the context may require, the staff of the Securities and Exchange Commission) or any other federal agency at the time administering the Securities Act.

         Common Stock: The common stock of the Company and any security into which such Common Stock shall have been changed or any security resulting from any reclassification of such Common Stock.

         Initiating Holders: Any holder or holders of Registrable Securities and initiating a request pursuant to Section 1.1 for the registration of all or part of such holder's Registrable Securities.

         NASD: The National Association of Securities Dealers, Inc.

         Offering: Any offer or solicitation of any offer to purchase Registrable Securities registered under the Securities Act whether or not by a firm commitment or best offer underwriting or in connection with a delayed or continuous offering in compliance with Rule 415 under the Securities Act (or any successor or similar rule).

         Offering Agreement: As defined in Section 1.4.

         Offering Date: (a) if the applicable Offering is an underwritten offering, then the closing date of such Offering; or (b) if the applicable Offering is in connection with a delayed or continuous offering in compliance with Rule 415, then the date the applicable registration statement is declared effective by the Commission [and the relevant closing date of such Offering].

         Other Securities: Any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, upon the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities.

         Person: A corporation, an association, a partnership, an organization, a business, an individual, a government or political subdivision thereof or a governmental agency.

         Registrable Securities: (a) Any shares of Common Stock or Other Securities issued or issuable upon exercise of any Warrant, (b) any securities issued or issuable with respect to any securities referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, and (c) any securities issued or issuable with respect to any Warrants in connection with (i) a recapitalization, merger, consolidation or other reorganization or (ii) otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (C) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

         Registration Expense: All reasonable expenses incident to the Company's performance of or compliance with Section 1, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits, agreed upon procedures, interim reports, or "cold comfort" letters required by or incident to such performance and compliance, the fees and disbursements of any counsel and accountants (which fees and disbursements of such counsel and accountants shall not exceed $15,000) retained by the holder or holders of more than 50% of the Registrable Securities being registered (other than Additional Registrable Shares), costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered, if any, and any fees and disbursements of underwriters or agents customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters or agents of the Company or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

         Requesting Holder: As defined in Section 1.6.

         Rule 415: Rule 415 under the Securities Act (or any successor or similar rule).

         Securities Act: The Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

         Warrants: Any of the Warrants originally issued by the Company to the Purchaser on the date hereof and any Warrants issued in substitution therefor in accordance with the terms and provisions thereof.

         3. Miscellaneous.

            3.1. No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities or amend any of its charter documents which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

            3.2. Adjustments Affecting Registrable Securities. The Company shall not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would materially and adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

            3.3. Remedies. Any Person having rights under any provision of this Agreement shall be entitled to enforce such rights specifically to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or other security) for specific performance and for other injunctive relief in order to enforce or prevent violation of the provisions of this Agreement.

            3.4. Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the holders of Registrable Securities unless such modification, amendment or waiver is approved in writing by (i) the Company and (ii) the holders of at least a majority of the Registrable Securities then in existence who are a party to this Agreement; provided that no such amendment or action which materially adversely affects any one holder of Registrable Securities, as such, vis-a-vis the other holders of Registrable Securities, as such, shall be effective against such holder without the prior written consent of such holder. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

            3.5. Additional Parties. Each Person who after the date of this Agreement is the assignee or transferee of any of the Warrants shall be entitled, but not obligated, to execute a counterpart to this Agreement and become a party hereto (each, an "Additional Party").

            3.6. Successors and Assigns. All covenants and agreements in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not including, without limitation, any Person which is the successor to the Company. In addition, whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities.

            3.7. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

            3.8. Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            3.9. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Agreement.

            3.10. Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

            3.11. GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PRINCIPLES THEREOF.

            3.12. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent to holder of Registrable Securities at the address indicated on the books and records of the Company and to the Company at its principal executive office (to the attention of the Company's president) or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

            3.13 Judicial Proceedings. Any legal action, suit or proceeding brought against the Company with respect to this Agreement may be brought in any federal court of the Southern District of New York or any state court located in New York County, State of New York, and by execution and delivery of this Agreement, the Company irrevocably waives any claim (by way of motion, as a defense or otherwise) of improper venue, that it is not subject personally to the jurisdiction of such court, that such courts are an inconvenient forum or that this Agreement or the subject matter may not be enforced in or by such court. The Company hereby irrevocably consents to the service of process of any of the aforementioned courts in any such action, suit or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, at its address provided for in Section 3.12, such service to become effective 10 days after such mailing. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or commence legal proceedings or otherwise proceed against any other party in any other jurisdiction to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section. EACH OF THE PURCHASER AND THE COMPANY HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING, WHETHER AT LAW OR EQUITY, BROUGHT BY IT OR THE PURCHASER IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            3.14 Interpretation. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine and/or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Unless the context otherwise requires, any reference to a prospectus or a prospectus supplement shall include all documents incorporated by reference, or deemed to be incorporated by reference, therein in accordance with the Securities Act.

            3.15 Termination. The registration rights set forth in this Agreement shall not be available to any holder of Registrable Securities if, in the opinion of counsel to the Company, upon which opinion the Purchaser shall be expressly entitled to rely, all of the Registrable Securities then owned by such holders could be sold in any 90-day period pursuant to Rule 144.



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                                       20

            IN WITNESS WHEREOF, the parties hereto have executed this Registration Agreement on the day and year first above written.

                                 KERR GROUP, INC.

                                 By: /s/ D. Gordon Strickland
                                     ------------------------------------------
                                     Name:  D. Gordon Stricklland
                                     Title: President & Chief Executive Officer

                                 MADELEINE L.L.C.

                                 By: /s/ Kevin Genda
                                     ------------------------------------------
                                     Name: Kevin Genda
                                     Title: Vice President

                                       21